Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

SALES CONTRACT	STYRON EUROPE GmbH

Re:

Styron Europe GmbH, Bachtobelstr. 3, 8810 Horgen, Switzerland (“Seller”)

Continental Aktiengesellschaft, Vahrenwalder Strasse 9, 30165 Hannover, Germany (“Buyer”)

and

WHEREAS, Seller is in the business of manufacturing and selling certain Emulsion and Solution Styrene Butadiene and Polybutadiene Rubber Products, which it manufactures at its Schkopau, Germany production site (the “Existing Facility”); and

WHEREAS, Buyer is a customer of Seller for the Product, and desires to purchase quantities of the Product in excess of Seller’s current available quantities at the Existing Facility; and

WHEREAS, in order to accommodate Buyer’s and others’ additional demand for the Products, Seller desires to add additional manufacturing capacity for the Products to be constructed at the Existing Facility, (the “Additional Capacity”); and

WHEREAS, in an effort to induce Seller to add such Additional Capacity, Buyer is willing to purchase a minimum annual volume of Products and enter into this Sales Contract, and

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer agrees to purchase from Seller, and Seller agrees to supply to Buyer, the Products manufactured at the Existing Facility with Additional Capacity according to the terms and conditions set out below, the terms and conditions attached as Annex (“TC”) as well as any other Annexes (all of these terms and Annexes together referred to as the “Contract”), the parties hereby agree as follows:

Products

The seven (7) Emulsion and Solution Styrene Butadiene and Polybutadiene Rubber Products set forth in the five (5) Product Groups (Enhanced SSBR, Basic SSBR, ESBR dry, ESBR oil extended and Polybutadiene) set forth below (“Products”). Additional products may only be added to this Contract by mutual written agreement of both parties agreeing to pricing, volumes and other applicable terms and conditions.

Enhanced SSBR Product Group:

Sprintan SLR-4602

Basic SSBR Product Group:

Sprintan SLR-4601

ESBR dry Product Group:

SB 1500

SB 1502

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ESBR oil extended Product Group: SB1723 SB1739
Polybutadiene Product Group: cis132

Specification	The Products will conform to the agreed sales specifications between Seller and Buyer which are attached as Annex A (“Sales Specifications”). These Sales Specifications may only be changed upon the mutual written agreement of Buyer and Seller.

Quality Assurance Agreement	Unless otherwise specified herein, the Quality Assurance Agreement between the Buyer and Styron Deutschland GmbH dated 16 September 2010 shall apply also between Buyer and Seller.

Quantity	Product Group	2011	2012	2013	2014	2015

	SSBR Enhanced(1)	[*****]	[*****]	[*****]	[*****]	[*****]
	SSBR Basic (1)	[*****]	[*****]	[*****]	[*****]	[*****]
	ESBR dry (2)	[*****]	[*****]	[*****]	[*****]	[*****]
	ESBR oil extended (2)	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	Annual Totals	[*****]	[*****]	[*****]	[*****]	[*****]

The quantities set forth in the table above are in metric tonnes.

(1) In Contract Years’ 2011 and 2012 Seller will endeavour to make available for Buyer’s purchase under the terms and condition of this Contract, [*****]

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[*****]

Seller’s maximum obligation to supply	In any Contract Year, Sellers’ obligation to sell and supply Products is limited to the designated quantities (metric tonnes) of each Product Group set forth in the table under the Quantity section set forth above provided that the maximum order(s) per month may not exceed [*****] of the designated annual quantities, but excluding instances where a whole truck or container delivery results in this quantity to be exceeded, (“Seller’s Maximum Supply Obligation”).

In the event that the Buyer is interested to purchase, in a given month more than the [*****] of the designated annual quantities of each Product Group set forth in the table under the Quantity section set forth above, Buyer shall at least [*****] days prior to the month make that request in writing to the Seller. Seller will confirm in writing prior to the first day of the month, the extra quantity of Products(s), if any, that Seller can make available to Buyer. (“Extra Quantities”)

For SSBR.

[*****]

For ESBR.

[*****]

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[*****]

If no mutual agreement is reached then [*****]

Buyer’s minimum Obligation to purchase; Forecasting and order process	In each Contract Year during the Term hereof, Buyer and/or its Affiliate(s) shall purchase and take off one [*****] of the designated quantities (metric tonnes) of each Product Group set forth in the table set forth under the Quantity section above. (“Buyers Minimum Purchase Obligation”). Buyer represents that it is purchasing the Products mainly for its own use or the use of its Affiliates. Affiliates of the Buyer may place orders under this Contract at the same terms and conditions as the Buyer provided that the Buyer will be jointly and severally liable (gesamtschuldnerisch) for these orders. Despite of the joint and severally liability, the Seller accepts to raise any claims it may have at first by written notice to the Buyer’s Affiliate who ordered the respective Products from the Seller. Only if and to the extent the claims of the Seller were not fulfilled within a period of [*****] days from the Buyer’s Affiliate’s receipt of the Seller’s claim notice, Seller may address the claim to the Buyer based upon the Buyer’s joint and severally liability for obligations of its Affiliate.

Buyer shall schedule orders for each individual Product on a monthly basis so that the total monthly orders of Products belonging to the same Product Group equal [*****] of the respective annual Product Group Quantity.

Notwithstanding the foregoing, the Buyer shall at least [*****] days prior to the end of each calendar month during the Term hereof, provide to Seller with a desired rolling forecast of Buyer’s monthly requirements for each Product during the following [*****] period. However, these forecasts need to be agreed in writing by the Seller taking the above provisions on Seller’s Maximum Supply Obligation into account.

Each month Buyer shall be obliged to purchase at least [*****] of the monthly forecast quantity, including any Extra Quantities that may have been agreed, as agreed by the Seller or, if the forecast was not agreed by the Seller, [*****] of annual Quantity of Product (such monthly quantity per Product hereinafter referred to as the “Binding Monthly Quantity”).

The parties will hold a quarterly review meeting early in the 1st month following a calendar quarter to review performance against Sales Contract and forecast and they agree on any actions necessary.

If Buyer in any given month purchases less than [*****] of the Binding Monthly Quantity then..

i)       Seller will inform Buyer in writing whether or not (1) the Seller accepts the shortfall or (2) if offered by the Buyer, the Seller accepts being compensated by selling to the Buyer other Products than those the Buyer is already obliged to purchase from the Seller. If the Seller accepts the shortfall or being

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compensated by Buyer purchasing other Products then these respective shortfall quantities will be excluded from any aggregate of the Contract Year Quantities as set forth in the table under Quantity section. If not accepted by Seller then..

ii)      Buyer shall purchase that shortfall quantity of the specified Product in the following month but will however be subject to Buyer paying compensation to Seller equal to [*****] of the total value of that shortfall volume based on the Price in the second half of the month in which the shortfall occurred provided that the Contract Year Quantities as set forth in the table under Quantity section will remain unchanged. The compensation will be paid on an aggregate basis for each quarter and any payment due will be payable within [*****] days from date of Seller’s invoice.

Term of Contract	This Contract shall have an Effective Date of January 1, 2011 and shall continue until December 31, 2015 (“Term”). A Contract Year is defined as January 1 to December 31. This Contract shall only become binding when signed by both Seller and Buyer.

Price	PRICE: The Price for each Product shall be based upon the Price Formula set forth below having three components:

[*****]

US$ Prices will be converted using the average of the daily rate on the first day of each month using the European Central Bank at the below web address and apply to the Prices commencing on the 15th day of that same month.

http://www.ecb.int/stats/exchange/eurofxref/html/index.en.html

THE PRICE FORMULA:

[*****]

(A) [*****]

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[*****]

[*****] (B) [*****]

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[*****]

The percentage constituent of Butadiene, Styrene Monomer and Oil used in the Price Formula for each Product is set forth in Annex B.

(C) [*****]

Delivery Terms	INCOTERMS 2000. DDP for EU European locations and DDU for non EU European locations. CIF destination port for sea shipments. The Parties will jointly review and decide by 31 December 2012 whether to switch from the applicable INCOTERM 2000 to INCOTERM 2010.

Consignment, or Vendor Managed & Owned Inventory	Seller will inform the Buyer by 30 June 2011 with the Seller’s analysis as to consignment stock or Vendor Managed & Owned Inventory and make a proposal. Buyer understands that any type of program to be proposed by the Seller cannot lead to an increase of any costs and/or capital employed by Seller. Upon receipt of the Seller’s proposal, the Buyer may consider whether or not to accept it.

Packaging	All Products will be supplied in returnable metal Global Pallets Services SAS (“GPS”) boxes. Buyer commits to ensure that the boxes are returned within the cycle time per location and in proper condition. Details are set forth in Annex D to this Contract. In the event that a metal GPS boxes is returned late by the Buyer, the Buyer shall pay an amount of Euro [*****] per box per day of delay to compensate Seller for additional cost towards GPS. In the event that the metal GPS boxes is not returned or damaged, the Buyer is to reimburse [*****] for each one metal GPS box.

Payment Terms	[*****] days from last day of the month of the invoice. Sellers’ invoice shall be issued on the day the Product(s) are shipped from Sellers’ facility. These terms are applicable to all locations worldwide except where otherwise agreed in writing between Seller and Buyer (or Buyer’s Affiliate(s)) to cover specific regional differences.

Buyer shall pay the net amount due to Seller in respect of any

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invoice latest within the number of calendar days set forth above. No discounts for early payment shall apply unless expressly agreed with Seller in writing.

The Seller will consider and agrees to discuss different payment terms, depending on market conditions, by 30 June 2011.

The Buyer can only set off against, or retain payment on account of, such claims against the Seller as have been acknowledged in writing or determined by a court decision with unappealable effect.

Without prejudice to any other remedy the Seller may have, if the Buyer (or its Affiliates) materially fails at any time to fulfil the terms of payment or is in material default with respect to any of the other terms and conditions hereunder, Seller may upon [*****] days prior written notice given to the Buyer or any ordering Affiliate of the Buyer either defer further delivery of Products or at its option cancel all further Orders and deliveries of Product to the Buyer and refuse to accept any further Orders for Product.

Seller reserves the right upon [*****] from written notice to the Buyer to change the foregoing terms of payment (including but not limited to requesting advance payments to be made) in the event that

(i)      based on the financial information provided by Buyer or publicly available and applying an objective test the financial situation of the Buyer has materially deteriorated compared to the situation on signing date of this Contract or

(ii)     an increase to Price results in a substantial increase of the Buyer’s credit exceeding the limits reasonably granted by Seller provided that the Buyer shall in this case receive an appropriate discount for the consequence of the change of payment terms.

Joint Development Agreement	The Parties envisage to sign this Sales Contract together with the Joint Development Agreement (“JDA”) which is currently negotiated among Affiliates of Buyer and Seller. However, if any delays in signing the JDA occur, this shall not affect the validity of this Agreement. A termination or breach of the Joint Development Agreement by either party shall not affect the rights and obligations of Buyer or Seller under this Sales Contract.

In the event that as a result of the JDA the Parties agree that the Seller will sell to Buyer, and the Buyer will buy from Seller, any new products, this Contract shall be used as contractual basis also for these new products provided that the terms specific to the new products such as price, quantities, delivery terms are to be separately agreed.

TCs	In addition, the attached TCs shall be applied. In the event of a conflict between the above terms of this Sales Contract and the TCs, the terms of this Sales Contract shall prevail.

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Date Executed: 06.04.2011	Date Executed:
Buyer	Seller

By /s/ i.v. FRANK WEBER	By
FRANK WEBER
Director RE & Chem.
Corporate Purchasing

By /s/ Jorge Almeida	By /s/ Marco Levi
Jorge Almeida	Marco Levi
Senior Vice President	Vice President
Corporate Purchasing	Emulsion Polymers

Please print names of signatories	Please print names of signatory

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ANNEX (TC)

TERMS AND CONDITIONS

1.	Interpretation of Trade Terms

Trade terms shall be interpreted in accordance with INCOTERMS 2000 unless otherwise agreed by the Parties.

2.	Seller’s Commitments

2.1 Seller undertakes that the Product will at the time of delivery meet the Sales Specifications then agreed between the parties. Seller will notify Buyer without undue delay if Sales Specifications are changed. All descriptions, drawings, photographs, illustrations, performance and technical data, dimensions, weights and the like, contained in any promotional or technical literature issued by Seller are subject to variation without notice and are not designed to constitute Sales Specifications.

2.2 Seller will supply Buyer with current Material Safety Data Sheets (MSDS) regarding the Products.

2.3 Subject to Section 7 hereof, Seller will convey the Products with good title, free from any lawful lien or encumbrance.

2.4 If Buyer wishes to purchase additional quantities of Products exceeding the quantities set out in this Contract, Buyer shall inform Seller in writing of the quantities required. Taking account of its supply capacity and without establishing a legal obligation, Seller shall make all reasonable efforts to cover Buyer’s additional requirements in whole or in part. Within [*****] Seller shall inform Buyer in writing whether the additional quantities can be supplied. If this is the case, Buyer shall be obliged to accept the additional quantity mentioned in this clause in accordance with the terms of this Contract.

3.	Responsible Practices

3.1 Buyer will (i) familiarise itself with any product literature or information Seller provides under Seller’s product stewardship program, including MSDS, (ii) follow safe handling, use, selling, storage, transportation, and disposal practices, including special practices as Buyer’s use of the Product requires, and instruct its employees, contractors, agents and customers in these practices and (iii) take appropriate action to avoid spills or other dangers to persons, property or the environment.

3.2 Notwithstanding the provisions of Article 5 of this Contract, Buyer will indemnify Seller for all claims, damages and related costs, including reasonable attorney fees, arising out of Buyer’s noncompliance with any of its commitments under Article 3.1 above.

4.	Patents/Trademarks

Seller warrants only that the manufacture of the Products covered by this Contract does not infringe any valid Letters Patent of the country of manufacture including EU-patent law. Buyer assumes all responsibility for use of any design, trademark, trade name, or part thereof, appearing on the Products at Buyer’s request.

5.	Warranty/Liability

5.1 The commitments set out in Articles 2 and 4 above are Seller’s sole warranties in respect of the Products. ANY OTHER CONDITION OR WARRANTY AS TO THE QUALITY OF THE PRODUCT SUPPLIED UNDER THIS CONTRACT OR FITNESS FOR ANY PARTICULAR PURPOSE WHETHER ARISING UNDER STATUTE OR OTHERWISE, IS EXCLUDED.

5.2 Buyer shall inspect immediately after delivery of the Product the quantity of Product supplied, its outer appearance and its quality by verifying whether the certificates of analysis supplied by the Seller comply with the agreed Specifications. The Buyer shall notify the Seller

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in writing of any defects found in the aforementioned incoming goods inspection. Seller shall be notified in writing of any defects that were found or could have been found in the abovementioned incoming goods inspection within two weeks of the delivery arriving at the Product’s destination, including a precise description of the defect and the order or invoice number. Claims of the Buyer on account of a defectiveness or incompleteness of the delivery are excluded if it fails to comply with this obligation. If any of the supplied Product is rejected because of nonconformity to specifications, Buyer shall have the right to return it to Seller only after inspection by Seller and receipt of definite shipping instructions from Seller, such inspection to be made and instructions to be given by Seller within [*****] days after written notice of rejection by Buyer. In case after inspection Seller decides that Buyer has a right to return the Product because of its non-conformity to specifications, Buyer has the right to choose between remediation of the non-conformity of the originally delivered Product by the Seller or delivery of a new Product.

5.3 In the event of any liability by either party whether arising from breach of contract or from statutes it is agreed that the maximum amount of damages recoverable shall be limited to the higher of (i) [*****] of the yearly contract price for the Product Group with respect to which damages are claimed (plus transportation costs, if any, paid by Buyer for the defective Product) or (ii) [*****]. In no event shall either Party be liable for indirect, consequential, special, punitive or exemplary damages in connection with or arising out of this Contract. However, Seller will be liable without restriction under the Product Liability Act or in the event of willful violations of a duty. Seller will also be liable without restriction in the event of willful or negligent injury to life, physical well-being or health. Defect claims shall become time-barred after 24 months from the transfer of risk. The same applies to legal defects.

5.4 No limitation of liability shall, however, apply with respect to any of the Buyer’s obligations to take Products under this Contract or to make payments for Products delivered under this Contract.

6.	Title

6.1 If Products are delivered to destinations in Switzerland or to other destinations where reservation of title of goods is not permissible, title to the Products shall pass at the same time as the risk of loss passes to Buyer.

6.2 If Products are delivered to destinations outside of Switzerland and if permissible under the laws of the country of destination, title to the Product shall remain with Seller until payment in full has been received by Seller. Until the title to the Product has transferred

(a) the Product shall so far as practicable be kept separate from other goods on the premises of Buyer so as to be readily identifiable as goods of Seller and

(b) Buyer shall be entitled to resell the Product in the ordinary course of business or to use the Product in any process provided that such liberty shall be deemed automatically terminated without the need for notice if Buyer shall fail to make any payment when it becomes due, or shall default in due performance or observance of any other obligation under this Contract, or shall enter into or apply for liquidation or receivership. Seller may then by notice in writing to Buyer terminate the Contract. Upon such termination Seller shall be entitled to enter upon Buyer’s premises in order to remove any of the Product to which Seller has retained title and for this purpose Buyer shall afford Seller all reasonable assistance to locate and take possession of the Product.

6.3 Upon termination of Buyer’s liberty to resell or use the Product it shall promptly place the Product at Seller’s disposal and Seller shall be entitled to enter upon Buyer’s premises for the purpose of removing the Product.

6.4 For the purpose of the foregoing paragraphs of this Condition and in the absence of evidence to the contrary Product supplied by Seller to Buyer at any time shall be deemed to

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have been resold, used or processed in the order in which Product was supplied. Nothing herein shall give Buyer the right to return the Product to Seller.

7.	Annual Forecast

Buyer shall, at least [*****] days prior to each Contract Year during the Term hereof, provide to Seller a non-binding written forecast estimating Buyer’s anticipated monthly requirements during the next Contract Year.

8.	Transportation

Where the price provides for absorption by Seller of any portion of the freight charges or where Seller provides the transportation equipment at its cost, Seller shall have the right to select the means of transportation. Where the price provides for payment by Buyer of any portion of the freight charges, the freight charges will be those in effect at the date of shipment.

9.	Delivery Equipment

During the time that Seller’s delivery equipment is in the possession of Buyer, Buyer shall be liable to Seller for damages or destruction of such equipment attributable to Buyer. All repairs to equipment shall be made under the supervision or direction of Seller.

10.	Force Majeure

Performance is excused when

(a) there is any contingency beyond the reasonable control of Seller or Buyer [including, for example, war or hostilities, severe natural incidents (such as earthquake, lightning flood, drought, extreme weather conditions, storm), fire, explosion, public protest, breakage of equipment, pandemic, acts of terrorism, activity of a governmental authority (including, for example, the passage of legislation or the failure to grant an export license, strikes or lock outs)] which interferes with Seller’s or Buyer’s production, supply, transportation or consumption practice; or

(b) Styron is unable to obtain raw materials, power or energy on terms commercially reasonably acceptable.

During times when performance is excused, all quantities of affected Product (determined using Sellers commercially reasonably judgment) will be eliminated from this Contract without liability (including an adequate reduction of Buyer’s Minimum Purchase Obligation and Seller’s Maximum Purchase Obligation) and Seller will allocate its supplies of raw materials and Product among their various uses in a manner that is fair and reasonable, but this Contract will otherwise remain in effect; provided, that with respect to the allocation of such reduced quantities by Seller, Seller shall treat Customer in the manner no less disadvantageous as all other contract customers for Product. Seller will not be obligated to obtain raw materials, intermediates, or Product from other sources, or to allocate raw materials, intermediates, or Product from Seller’s internal use. The foregoing provisions shall in no event relieve Customer of its obligation to timely pay in-full a Product invoice.

11.	Governmental Controls

If the price, freight allowance or terms of payment or any price increase or change in freight allowance or terms of payment under this Contract or Seller’s ability to make any such increase or change, should be altered or prohibited by reason of any law, government decree, order or regulation, Seller may request an appropriate adjustment of the Contract. If the Buyer does not accept the appropriate adjustment requested by the Seller, the Seller shall be entitled to cancel the affected part of the Contract – or the entire Contract if a reasonable separation of an affected part cannot be made – upon thirty (30) days prior written notice. If However, at its option Seller may by written notice elect to postpone the effective date of any price increase or proposed change to the extent so prevented until such date or dates as it is not so prevented. By electing to postpone rather than cancel, Seller will not waive its right to cancel thereafter because of such continued or further alterations or prohibitions.

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12.	Non-performance

12.1 If Buyer fails to perform any of the terms of this Contract when due, Seller may, at its option, decline to make further deliveries against this Contract except for cash, or may recall or defer shipments until such default is made good, or may – upon lapse of an additional thirty (30) days-period to remedy such default – treat such default as final refusal to accept further shipments and cancel this Contract upon sixty (60) days prior written notice.

12.2 Seller reserves the right, without prejudice to Buyer’s liability to pay on the due date, to charge interest on any overdue balance at a rate of 30 days LIBOR plus [*****] Such rights are in addition and without prejudice to any other rights Seller may have under this Contract.

13.	Performance by Affiliates

At Seller’s option, any Contract obligation may be performed by Styron Europe GmbH, Horgen, Switzerland, or any of its Affiliates provided that Seller will remain jointly and severally liable with its Affiliates. “Affiliates” means any entity that directly or indirectly, through one or more intermediates, now or hereafter, controls or is controlled by, or is under common control with Styron Europe GmbH or any entity controlling Styron Europe GmbH. For the purposes herein, the term “control” (including the terms “controls”, “controlled by”, and “under common control with”) means the possession, direct or indirect of at least 50% of the ownership. Any deliveries made under this Section 13 may be invoiced by such Affiliate and shall constitute performance of this Contract by Seller. Affiliates of the Buyer may place orders under this Contract at the same terms and conditions as the Buyer provided that the Buyer will be jointly and severally liable for these orders as well as any obligations and liabilities arising from these orders subject, however, to the procedure described in the Sales Contract (see under 1st paragraph of “Buyer’s minimum obligation to purchase:..”).

14.	Assignment/Transfer

This Contract is neither transferable nor assignable by either party without the other party’s prior written consent except that the parties hereby consent to potential future assignments as set forth in Section 13.

15.	Non-waiver

Failure to exercise any rights under this Contract upon any occasion shall not waive the right to exercise the same on another occasion.

16.	Severability of Provisions

If any provision of this Contract should be held invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected. Any invalid or unenforceable provision shall be replaced with a new provision which will allow the parties to this Contract to achieve the intended economic result in a legally valid and effective manner.

17.	Applicable Law and Venue

This Contract shall be governed by and construed in accordance with the laws of Germany excluding its conflict of laws provisions. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Contract.

Exclusive venue for all disputes arising from the Contract, its validity and any sales contract concluded hereunder shall be Frankfurt/Main, Germany.

18.	Controlling Terms & Amendments

By ordering any of the Product detailed in this Contract, both Parties agree to all the terms and conditions set forth herein which override any additional or different terms or conditions included in either Party’s purchase order or confirmation letter or referred to by

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either Party. Any amendments or additions to this Contract shall be valid only if in writing and signed by both parties.

ANNEX D

SPECIFICATIONS

[ATTACH SPECIFICATIONS FOR THE SEVEN PRODUCTS]

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ANNEX B

BUTADIENE, STYRENE MONOMER AND OIL CONSITUENTS

[*****]

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ANNEX C

FREIGHT COST PER DELIVERY LOCATION (2011)

[*****]

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ANNEX D

PACKAGING

[ATTACH PACKAGING PROTOCOL]

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